Exhibit 10.22

THESE WARRANTS AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE ACT AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

LUMERA CORPORATION

STOCK PURCHASE WARRANT

Certificate No. 1

Corporation:	Lumera Corporation, a Washington corporation
Number of Shares:	150,000
Class of Stock:	Series A Convertible Preferred
Initial Exercise Price:	$10.00 Per Share
Issue Date:	March 14, 2001
Expiration Date:	Ten Years from Date of Issuance

For value received and subject to the terms and conditions set forth below, Lumera Corporation, a Washington corporation (the “Company”), promises and agrees to sell and issue to Microvision, Inc. up to that number of fully paid and nonassessable shares of the Class of Stock of the Company set forth above, at the Exercise Price per share set forth above, and as adjusted pursuant to Section 4.

This Warrant Certificate is issued subject to the following terms and conditions:

1. Definitions of Certain Terms. Except as may be otherwise clearly required by the context, the following terms have the following meanings:

1.1 “Class of Stock” or “Securities” means the securities set forth above and issued or issuable upon exercise of the Warrants, or securities issued or issuable upon exercise, exchange, or conversion of such Securities.

1.2 “Exercise Price” means the price at which a Warrantholder may purchase one share of the Securities upon exercise of the Warrants, as determined from time to time pursuant to the provisions hereof.

1.3 “Fair Market Value” means, with respect to each share of the Securities, the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of the Securities sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the fair market value of the Securities shall be deemed to be the value to be received by the holders thereof pursuant to such merger, acquisition or other consolidation.

1.4 “Warrant Certificate” means the certificate evidencing the Warrants.

1.5 “Warrantholder” means a record holder of Warrants or Securities.

1.6 “Warrants” or “Warrant” means the warrants evidenced by this Warrant Certificate or any similar certificate issued in replacement of any such certificate.

2. Exercise of Warrants.

2.1 Exercise at Option of Warrantholder. All or any part of the Warrants evidenced by this Warrant Certificate may be exercised by surrendering this Warrant Certificate and the Notice of Exercise attached hereto as Exhibit A, duly executed by the Warrantholder or by his or her duly authorized attorney-in-fact, at the office of the Company, 19910 North Creek Parkway, Bothell, WA 98011-3008, or at such other office or agency as the Company may designate, accompanied by payment in U.S. funds in full, in cash, certified or cashier’s check, or by wire transfer to an account designated by the Company (except where the Warrantholder exercises such Warrants in accordance with Section 3 below), of the Exercise Price payable with respect to the Warrants being exercised.

2.2 Delivery of Share Certificates and New Warrant. Upon such surrender and payment, the Company will provide the Warrantholder with a form of subscription for the Securities to be issued on exercise of the Warrants. Subject to the terms and conditions of this Warrant Certificate, the Company will, as soon as practicable after said surrender and payment and completion of such subscription by the Warrantholder, mail to the Warrantholder at the address specified in the subscription a certificate or certificates evidencing the Securities subscribed for. If fewer than all the Warrants evidenced by this Warrant Certificate are exercised, the Company will, upon such exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing the Warrants not exercised.

2.3 Date of Issuance. The Securities to be issued on exercise of the Warrants will be deemed to have been issued, and any person exercising the Warrants will be deemed to have become a holder of record of those Securities, as of the date on which the Company receives the fully completed and executed form of subscription for the Securities to be issued on exercise of the Warrants.

2.4 Registration and Redemption. The securities laws of the United States and certain states thereof or other jurisdictions may require that a registration statement registering the Securities to be issued on exercise of the Warrants be effective, or that an exemption from registration be available, before the Company may issue the Securities to the Warrantholder. The Company will use its reasonable efforts to take such actions under the Act and the laws of various states and other jurisdictions as may be required to cause the issuance of Securities upon exercise of Warrants to comply with applicable securities laws. However, the Company will not be required to honor the exercise of Warrants if, in the opinion of the Company’s Board of Directors, upon advice of counsel, the issuance of Securities upon such exercise would be unlawful. In such event, the Company may elect to redeem Warrants submitted for exercise for a price equal to the difference between (i) the Fair Market Value of the Securities on the date of submission of the subscription for exercise of Warrants, and (ii) the Exercise Price at the time of submission of the Securities subscribed for. In the event of such redemption, the Company will pay to the Warrantholder the above-described redemption price within ten (10) business days after the Warrantholder’s submission of the subscription for the Securities.

2.5 No Fractional Shares. No fractional shares of the Securities will be issued in connection with the exercise of any Warrants, but the Company will pay, in lieu of fractional shares, a cash payment therefor on the basis of the Fair Market Value of the Securities on the day of exercise.

2.6 Replacement of Warrant Certificate. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company at its expense shall execute and deliver, in lieu of this Warrant Certificate, a new warrant certificate of like tenor and amount.

3. Cashless Exercise of Warrants. The Warrantholder may elect to exercise this Warrant in whole or in part by receiving shares of the Securities equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of the Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Warrantholder a number of shares of the Securities computed using the following formula:

X= Y(A-B)
A

Where X	=	the number of shares of the Securities to be issued to the Warrantholder;

Y	=	the number of Securities issuable upon exercise of this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation);

A	=	the Fair Market Value of one share of the Securities (at the date of such calculation); and

B	=	the Exercise Price of the Warrant (as adjusted to the date of such calculation).

4. Adjustments in Certain Events. The number, class and price of Securities for which this Warrant Certificate may be exercised are subject to adjustment from time to time as follows:

4.1 Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entity to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Warrantholder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

4.2 Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of the Securities or otherwise, shall change any of the Securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

4.3 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the Securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such Securities and the number of Securities issuable upon exercise of this Warrant shall be proportionately increased or decreased, as the case may be, in the case of a split, subdivision or combination of Securities.

4.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the Securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the Securities receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Warrantholder would hold on the date of such exercise had it been the holder of record of the Securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 4.

4.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Warrantholder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Warrantholder, furnish or cause to be furnished to such Warrantholder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

4.6 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

5. Transfer of Warrant.

5.1 Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Warrantholder(s). Any Warrantholder may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Warrantholder may be delivered or given by mail to such Warrantholder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Warrantholder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

5.2 Warrant Agent. The Company may, by written notice to the Warrantholder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 5.1 above, issuing the Securities or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

5.3 Transferability and Non-Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement (by the Warrantholder executing the Assignment Form attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

5.4 Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 5, the Company at its expense shall issue to or on the order of the Warrantholder a new warrant or warrants of like tenor, in the name of the Warrantholder or as the Warrantholder (on payment by the Warrantholder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

5.5 Compliance with Securities Laws.

(i) The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the shares of the Securities to be issued upon exercise hereof are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any shares of the Securities to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of the Securities so purchased are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant and all shares of the Securities issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.

6. Reservation of Securities. The Company covenants that, from the issue date through the term this Warrant is exercisable, it will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Securities upon the exercise of this Warrant and thereafter, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of the Securities issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Securities upon the exercise of this Warrant.

7. Validity of Securities. All Securities delivered upon the exercise of the Warrants will be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrants.

8. No Rights as a Shareholder. Except as otherwise provided herein, the Warrantholder will not, by virtue of ownership of Warrants, be entitled to any rights as a shareholder of the Company.

9. Ownership. The Company, its Warrant Agent, and any agent of the Company or its Warrant Agent may treat the bearer of this Warrant Certificate as the absolute owner of the Warrants evidenced hereby for the purpose of exercising the Warrants and for all other purposes whatsoever, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

10. Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon the Securities, whether in cash, property stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give the Warrantholder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of the Securities will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of the Securities will be entitled to exchange their Securities for securities or other property deliverable upon the occurrence of such event).

11. Notice. Any notices required or permitted to be given hereunder may be given in writing personally or by mail or other comparable delivery service at the address determined below or at such other address as the party receiving notice has theretofore furnished to the notifying party:

If to the Company:

Attention: Secretary

Lumera Corporation

19910 North Creek Parkway

P.O. Box 3008

Bothell, WA 98011-3008

If to the Warrantholder:

Attention: Chief Financial Officer

Microvision, Inc.

19910 North Creek Parkway

P.O. Box 3008

Bothell, WA 98011-3008

Any notice given by mail will be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any notice given by courier or other comparable form of delivery service will be deemed effectively given at the date and time recorded for such delivery in the records of the delivery service.

12. Applicable Law. This Certificate will be governed by and construed in accordance with the laws of the State of Washington.

Dated as of March 14, 2001

LUMERA CORPORATION

By:	/s/ R. Rutkowski
R. Rutkowski, its President

EXHIBIT A

NOTICE OF EXERCISE

To: Lumera Corporation

(1) The undersigned hereby (check one):

☐	elects to purchase _____ shares of the Securities, pursuant to the provisions of Section 2.1 of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full; or

☐	elects to exercise this Warrant for the purchase of _____ shares of the Securities, pursuant to the provisions of Section 3 of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of the Securities are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of the Securities except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of the Securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the Securities set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint as my Attorney-in-fact                                                      , to make such transfer on the books of Lumera Corporation maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

(Name)

(Date)	(Signature)